UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

ITRONICS INC.

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                                       Texas                                     33-18582                              75-2198369

                      (State or other jurisdiction                 (Commission File                         (IRS Employer

                               of incorporation)                             Number)                             Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                       (Address of Principal Executive Offices)                            Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On July 15, 2005 the Company entered into the material agreements described under Item 3.02 below.

Item 2.03: Creation of a Direct Financial Obligation

On July 15, 2005 the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

On July 15, 2005, the Company entered into a Securities Purchase Agreement with four accredited investors (the "Investors") for up to an aggregate amount of (i) $3,250,000 in secured convertible notes, and (ii) warrants to purchase 3,000,000 shares of the Company’s common stock (the "Financing"). The Company anticipates that the proceeds of the Financing will be used to advance its eight part business strategy which was summarized in its press release issued by the Company on June 3, 2005. The Financing will provide working capital to expand GOLD’n GRO fertilizer sales, EPA registration of GOLD’n GRO Guardian, certain capital improvements to expand production capacity, and payment of existing debt obligations.

The Financing was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Financing will be completed in three separate closings. The first closing will consist of gross proceeds of $1,250,000 less financing costs of $245,000 for net proceeds of $1,005,000. The Company received $393,750 of the net proceeds on July 15, 2005 and will receive the balance once certain collateral is placed with the Investors (as further described below). The second closing of the Financing will take place within five (5) business days after the Company has filed the registration statement required to be filed pursuant to a certain Registration Rights Agreement (as further described below). Upon filing of the registration statement, the Company will receive gross proceeds of $1,000,000. The third closing of the Financing will occur within five (5) business days after the Company has caused the Securities and Exchange Commission to declare the registration statement effective. In the third closing, the Company will receive gross proceeds of $1,000,000.

The Investors received three year convertible notes (the "Notes") bearing simple interest at 8% per annum. The Notes are convertible into the Company’s common stock at a price equal to the lesser of (i) $0.10 or (ii) 55% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date. In addition, the Company granted the Investors a security interest in substantially all of its assets, including the assets of its wholly owned subsidiaries, and intellectual property.

Pursuant to a certain Registration Rights Agreement dated as of July 15, 2005 which the Company entered into with the Investors, the Company is required to file a registration statement with the Securities and Exchange Commission within 45 days of closing, which will include the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 120 days from the date of closing, the Company is required to pay liquidated damages to the Investors. In the event that the Company breaches any representation or warranty in the Securities Purchase Agreement, it is required to pay liquidated damages in shares or cash, at the election of the Company, in an amount equal to two percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The Investors received five year warrants to purchase a total of 1,153,846 common shares of the Company at a purchase price of $0.15 per share. The Investors will receive warrants to acquire an additional 923,077 common shares of the Company at $0.15 per share at each of the remaining two additional closings of the Financing.

If the Company issues shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for the Company’s shares of common stock for the five trading days immediately preceding such issuance as set forth on the Company’s principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the note holder’s position.

The Investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of the Company’s common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

The Company paid a finders fee to a certain Placement Agent. The Placement Agent, in addition to cash compensation of 8% of the amount financed, is entitled to warrants to purchase up to an equal number of shares of the Company’s common stock as the Investors are entitled to in these agreements, under the same terms and conditions as the Investors received.

Under a Guaranty and Pledge Agreement, Dr. John W. Whitney, the Company’s President, agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations, whether matured or unmatured, now or hereafter existing or created and becoming due and payable to the Investors, their successors, endorsees, transferees or assigns under the Securities Purchase Agreement and other transaction documents to the extent of 14,550,558 shares of the Company’s common stock owned by Dr. Whitney, and (ii) to grant to the Investors, their successors, endorsees, transferees or assigns a security interest in the 14,550,558 shares, as collateral security for such obligations. However, Dr. Whitney previously pledged such shares to the holder of a certain promissory note of the Company. Total outstanding principal and interest due under such note has been paid to the holder from the proceeds of the Financing. The Company has ten business days from July 15, 2005 to grant the pledged shares to the Investors.

On July 19, 2005, the Company issued a press release announcing the Financing. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1   Securities Purchase Agreement dated July 15, 2005, by and among Itronics Inc.

          and the investors named on the signature pages thereto.

10.2   Callable Secured Convertible Note dated July 15, 2005.

10.3   Callable Secured Convertible Note dated July 15, 2005.

10.4   Callable Secured Convertible Note dated July 15, 2005.

10.5   Callable Secured Convertible Note dated July 15, 2005.

10.6   Stock Purchase Warrant dated July 15, 2005.

10.7   Stock Purchase Warrant dated July 15, 2005.

10.8   Stock Purchase Warrant dated July 15, 2005.

10.9   Stock Purchase Warrant dated July 15, 2005.

10.10 Registration Rights Agreement dated July 15, 2005, by and among Itronics Inc.

          and the investors named on the signature pages thereto.

10.11 Guaranty and Pledge Agreement dated July 15, 2005, by and among Itronics Inc.

          and the investors named on the signature pages thereto.

10.12 Security Agreement dated July 15, 2005, by and among Itronics Inc. and the investors named on the signature pages thereto.

10.13 Intellectual Property Security Agreement dated July 15, 2005, by and among

          Itronics Inc. and the investors named on the signature pages thereto.

99.1   Press Release dated July 19,2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          ITRONICS INC.

                                                                                              (Registrant)

Date: July 19, 2005                                                                  By: /S/ John W. Whitney

                                                                                                    John W. Whitney

                                                                                                    President, Treasurer and Director

                                                                                                   (Principal Executive and Financial

                                                                                                   Officer)